SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

     Date of Report (Date of earliest event reported):  September 14, 1998


                        JORDAN AMERICAN HOLDINGS, INC.
            (Exact name of registrant as specified in its charter)

            Florida               0-18974               65-0142815
        (State or other       (Commission File         (IRS Employer
        jurisdiction of           Number)            Identification No.)
	incorporation)


    1875 Ski Time Square, Suite One, Steamboat Springs, Colorado     80487
       (Address of Principal Executive Offices)                    (Zip Code)


Registrant's telephone number, including area code:   (970) 879-1189


                                      N/A
         (Former name or former address, if changed since last report)

Item 4.  Changes in Registrant's Certifying Accountants.

The Registrant received a letter dated September 14, 1998, from Arthur F. Bell, Jr. & Associates, L.L.C. ("Bell"), notifying the Registrant that Bell was resigning as the independent auditor for the Registrant. Bell had audited the Registrant's financial statements for the each of the three years ended December 31, 1997.

None of Bell's reports on the Registrant's financial statements for any of the Registrant's past three fiscal years contained an adverse opinion or disclaimer of opinion, or was modified as to uncertainty, audit scope, or accounting principles. During the past three fiscal years and the subsequent interim period through September 14, 1998, there were no disagreements with Bell on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.


Item 7.	  Financial Statements and Exhibits.

     (a)   Exhibits:

           16.1 Letter on change in certifying accountant from Arthur F. Bell, Jr. & Associates, L.L.C.*

_______________________

*	To be filed by amendment.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: September 16, 1998               JORDAN AMERICAN HOLDINGS, INC.
                                             (Registrant)


                                       By:   /s/ Charles R. Clark
                                                 Charles R. Clark,
                                                 Chief Executive Officer